Jensen Quality Growth Fund
Schedule of Investments
August 31, 2023 (Unaudited) (Showing percentage of total net assets)

	Shares	Value
COMMON STOCK - DOMESTIC - 98.97%
Air Freight & Logistics - 1.73%
United Parcel Service, Inc. - Class B	1,070,000	$181,258,000

Beverages - 6.52%
PepsiCo, Inc.	3,838,000	682,856,960

Capital Markets - 1.74%
Moody's Corporation	540,000	181,872,000

Commercial Services & Supplies - 2.10%
Waste Management, Inc.	1,401,000	219,648,780

Containers & Packaging - 1.29%
Ball Corporation	2,484,000	135,253,800

Electronic Equipment, Instruments & Components - 2.21%
Amphenol Corporation - Class A	2,618,000	231,378,840

Health Care Equipment & Supplies - 5.36%
Stryker Corporation	1,981,000	561,712,550

Health Care Providers & Services - 5.08%
UnitedHealth Group, Inc.	1,116,000	531,863,280

Hotels, Restaurants & Leisure - 3.66%
Starbucks Corporation	3,935,000	383,426,400

Household Products - 2.78%
The Procter & Gamble Company	1,888,000	291,393,920

Insurance - 4.47%
Marsh & McLennan Companies, Inc.	2,403,000	468,560,970

Interactive Media & Services - 6.58%
Alphabet, Inc. - Class A (a)	5,066,000	689,837,220

IT Services - 15,88%
Accenture PLC - Class A (b)	2,016,000	652,720,320
Automatic Data Processing, Inc.	1,557,000	396,427,770
Broadridge Financial Solutions, Inc.	1,423,000	264,976,830
Mastercard, Inc. - Class A	849,000	350,331,360
		1,664,456,280
Pharmaceuticals - 6.64%
Johnson & Johnson	2,172,000	351,168,960
Pfizer, Inc.	9,737,000	344,495,060
		695,664,020
Professional Services - 4.24%
Equifax, Inc.	1,287,000	266,022,900
Verisk Analytics, Inc.	738,000	178,758,360
		444,781,260
Semiconductors & Semiconductor Equipment - 4.57%
Texas Instruments, Inc.	1,807,000	303,684,420
KLA Corporation	349,000	175,152,630
		478,837,050
Software - 11.41%
Intuit, Inc.	889,000	481,669,090
Microsoft Corporation	2,178,000	713,861,280
		1,195,530,370
Specialty Retail - 3.29%
The Home Depot, Inc.	847,000	279,764,100
The TJX Companies, Inc.	699,600	64,699,008
		344,463,108
Technology Hardware, Storage & Peripherals - 5.67%
Apple, Inc.	3,165,000	594,608,550

Textiles, Apparel & Luxury Goods - 3.75%
NIKE, Inc. - Class B	3,867,000	393,312,570

Total Common stocks - (Cost $5,844,749,461)		10,370,715,928

Short-Term Investment - 0.92%
Money Market Fund - 0.92%
First American Treasury Obligations Fund - Class X, 5.261% (c)	96,415,312	96,415,312
Total Short Term Investment (Cost $96,415,312)		96,415,312

Total Investments (Cost $5,941,164,773) - 99.89%		10,467,131,240
Other Assets in Excess of Liabilities - 0.11%		11,273,148
TOTAL NET ASSETS - 100.00%		$10,478,404,388

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 6.23% as a percentage of net assets.
(c)	Variable rate security. Rate listed is the 7-day effective yield as of August 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Notes to Schedule of Investments
August 31, 2023 (Unaudited)
Jensen Quality Growth Fund

Fair Value Measurement

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  The three levels of the fair value hierarchy are as follows:

Level 1 -	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.
Level 2 -
Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3 -	Inputs that are unobservable (including the Fund's own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk.  Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors.  A financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  However, the determination of what constitutes "observable" requires significant judgment by the Fund.  The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.  The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1.  Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2.  Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of August 31, 2023, to value the Fund's investments carried at fair value.  The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common Stocks*	$10,370,715,928	$10,370,715,928	$-	$-
Total Money Market Fund	96,415,312	96,415,312	-	-
Total Investments	$10,467,131,240	$10,467,131,240	$-	$-

* For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the period ended August 31, 2023 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting period.